THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT (THE "SENIOR DEBT SUBORDINATION AGREEMENT") DATED AS OF OCTOBER 1, 2008 AMONG GFN NORTH AMERICA CORP., D.E. SHAW LAMINAR PORTFOLIOS, L.L.C. PAC-VAN, INC. (THE "COMPANY") AND LASALLE BANK NATIONAL ASSOCIATION (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, THE "SENIOR AGENT"), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE COMPANY PURSUANT TO THAT CERTAIN AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF AUGUST 23, 2007 AMONG THE COMPANY, THE SENIOR AGENT AND THE SENIOR LENDERS FROM TIME TO TIME PARTY THERETO (THE "LOAN AGREEMENT"), AND THE OTHER LOAN DOCUMENTS (AS DEFINED IN THE LOAN AGREEMENT) AS SUCH LOAN AGREEMENT AND OTHER LOAN DOCUMENTS MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND TO INDEBTEDNESS REFINANCING THE INDEBTEDNESS THEREUNDER AS CONTEMPLATED BY THE SENIOR DEBT SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SENIOR DEBT SUBORDINATION AGREEMENT.

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT (THE "JUNIOR DEBT SUBORDINATION AGREEMENT") DATED AS OF OCTOBER 1, 2008 AMONG GFN NORTH AMERICA CORP., D.E. SHAW LAMINAR PORTFOLIOS, L.L.C. PAC-VAN, INC. (THE "COMPANY") AND LAMINAR DIRECT CAPITAL, L.L.C. (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, THE "SUBORDINATED AGENT"), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE COMPANY PURSUANT TO THAT CERTAIN AMENDED AND RESTATED INVESTMENT AGREEMENT DATED AS OF OCTOBER 1, 2008, AMONG THE COMPANY, THE SUBORDINATED AGENT AND THE SUBORDINATED LENDERS FROM TIME TO TIME PARTY THERETO (THE "INVESTMENT AGREEMENT"), AND THE OTHER LOAN DOCUMENTS (AS DEFINED IN THE INVESTMENT AGREEMENT) AS SUCH INVESTMENT AGREEMENT AND OTHER LOAN DOCUMENTS MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND TO INDEBTEDNESS REFINANCING THE INDEBTEDNESS THEREUNDER AS CONTEMPLATED BY THE JUNIOR DEBT SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE JUNIOR DEBT SUBORDINATION AGREEMENT.

CONTINUING UNCONDITIONAL GUARANTY

This CONTINUING UNCONDITIONAL GUARANTY dated as of October 1, 2008 (the "Guaranty"), is executed by PAC-VAN, INC., an Indiana corporation (the "Guarantor"), to and for the benefit of D.E. SHAW CAPITAL PORTFOLIOS, L.L.C., a Delaware limited liability company ("Holder").

WHEREAS, the Guarantor, GFNA North America Corp. ("GFNA") and the Holder (in its capacity as a stockholder of Mobile Office Acquisition Corp. ("MOAC")) are parties to that certain Agreement and Plan of Merger, dated as of July 28, 2008 (the "Merger Agreement"), pursuant to which MOAC is merging with and into the GFNA effective as of the date of this Agreement. Pursuant to Section 2.1 of the Merger Agreement, GFNA has issued to Holder that certain 8% Subordinated Promissory Note dated as of the date hereof in the aggregate principal amount of $1,500,000 (the "Note"), which Note, together with cash and shares of restricted common stock of General Finance Corporation, a Delaware corporation, in the amounts determined in accordance with Section 2.1 of the Merger Agreement, constitute the merger consideration to be received by the Holder under the Merger Agreement in exchange for the cancellation of the Holders shares of stock in MOAC.

WHEREAS, the Guarantor is a wholly owned subsidiary of GFNA and desires the Holder to extend credit to GFNA and accept partial merger consideration in the form of the Note, and Holder has required that Guarantor execute and deliver this Guaranty to the Holder as a condition to such extension and continuation of credit by Holder in the form of the Note; and

WHEREAS, the extension or continued extension of credit, as aforesaid, by the Holder is necessary and desirable to the conduct and operation of the business of GFNA and the Guarantor and will inure to the financial benefit of the Guarantor.

NOW, THEREFORE, FOR VALUE RECEIVED, it is agreed that the preceding provisions and recitals are an integral part hereof and that this Guaranty shall be construed in light thereof, and in consideration of advances, credit or other financial accommodation heretofore afforded, concurrently herewith being afforded or hereafter to be afforded to GFNA by the Holder, the Guarantor hereby unconditionally and absolutely guarantees to the Holder or other person paying or incurring the same, irrespective of the validity, regularity or enforceability of any instrument, writing, arrangement or credit agreement relating to or the subject of any such financial accommodation, the prompt payment in full of: (a) the Note Obligations (as hereinafter defined) in full when due (whether stated at maturity, as a mandatory prepayment, by acceleration or otherwise, strictly in accordance with the terms thereof, plus (b) all costs, legal expenses and attorneys’ and paralegals’ fees of every kind (including those costs, expenses and fees of attorneys and paralegals who may be employees of the Holder, its parent or affiliates), paid or incurred by the Holder in endeavoring to collect all or any part of the Note Obligations, or in enforcing their rights in connection with any collateral therefor, or in enforcing this Guaranty, or in defending against any defense, counterclaim, setoff or crossclaim based on any act of commission or omission by the Holder with respect to the foregoing indebtedness, any collateral therefor, or in connection with any Repayment Claim (as hereinafter defined), plus (c) interest on the foregoing from and after demand from the Holder to the Guarantor for payment of the foregoing, at a floating per annum rate of interest equal to four percent (4.00%) over the Prime Rate (as hereinafter defined) (collectively, the "Guaranteed Debt"). In addition, the Guarantor hereby unconditionally and absolutely guarantees to the Holder the prompt, full and faithful performance and discharge by GFNA of each of the terms, conditions, agreements, representations and warranties on the part of GFNA contained in any agreement, or in any modification or addenda thereto or substitution thereof in connection with any of the Guaranteed Debt.

Certain Defined Terms:

As used herein the following terms have the meanings set forth below:

"Debtor Relief Laws" means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

"Note Obligations" shall mean all advances to, and debts, liabilities, fees, commissions, obligations, covenants and duties of, GFNA arising under the Note or otherwise with respect to the Note, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Holder or any affiliate thereof of any proceeding under any Debtor Relief Laws naming Holder or such affiliate as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

"Person" means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, entity or government (whether national, Federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

"Prime Rate" shall mean the floating per annum rate of interest which at any time, and from time to time, shall be most recently announced by LaSalle Bank National Association (or any successor thereto) as its Prime Rate, which is not intended to be the lowest or most favorable rate of interest at any one time. The effective date of any change in the Prime Rate shall for purposes hereof be the date the Prime Rate is changed by LaSalle Bank National Association (or any successor thereof). The Holder shall not be obligated to give notice of any change in the Prime Rate. The Prime Rate shall be computed on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed.

Guarantor shall not, directly or indirectly, except in each case as expressly permitted by the Loan Agreement and the Investment Agreement (i) enter into any agreement (including any agreement for incurrence or assumption of debt, any purchase, sale, lease or exchange of any property or the rendering of any service), between itself and any other Person, (ii) engage in any business or conduct any activity (including the making of any investment or payment) or transfer any of its assets or (iii) consolidate or merge with or into any other Person. Guarantor shall preserve, renew and keep its existence in full force and effect.

In case of any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, any dissolution, liquidation or receivership proceeding is instituted by or against either GFNA or the Guarantor, or any default by the Guarantor of any of the covenants, terms and conditions set forth herein, all of the Guaranteed Debt shall, without notice to anyone, immediately become due or accrued and shall be payable by the Guarantor. The Guarantor hereby expressly and irrevocably: (a) waives, to the fullest extent possible, on behalf of itself and its successors and assigns (including any surety) and any other person, any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification, set off or to any other rights that could accrue to a surety against a principal, a guarantor against a maker or obligor, an accommodation party against the party accommodated, a holder or transferee against a maker, or to the holder of a claim against any person, and which the Guarantor may have or hereafter acquire against any person in connection with or as a result of the Guarantor’s execution, delivery and/or performance of this Guaranty, or any other documents to which the Guarantor is a party or otherwise; (b) waives any "claim" (as such term is defined in the United States Bankruptcy Code) of any kind against GFNA, and further agrees that it shall not have or assert any such rights against any person (including any surety), either directly or as an attempted set off to any action commenced against the Guarantor by the Holder or any other person; and (c) acknowledges and agrees (i) that foregoing waivers are intended to benefit the Holder and shall not limit or otherwise affect the Guarantor’s liability hereunder or the enforceability of this Guaranty, (ii) that GFNA and its successors and assigns are intended third party beneficiaries of the foregoing waivers, and (iii) the agreements set forth in this paragraph and the Holder’ rights under this paragraph shall survive payment in full of the Guaranteed Debt.

Subject to the terms of each of the Senior Debt Subordination Agreement and the Junior Debt Subordination Agreement, (a) all dividends or other payments received by the Holder on account of the Guaranteed Debt, from whatever source derived, shall be taken and applied by the Holder toward the payment of the Guaranteed Debt and in such order of application as Holder may, in its sole discretion, from time to time elect and (b) Holder shall have the exclusive right to determine how, when and what application of payments and credits, if any, whether derived from GFNA or any other source, shall be made on the Guaranteed Debt and such determination shall be conclusive upon the Guarantor.

This Guaranty shall in all respects be continuing, absolute and unconditional, and shall remain in full force and effect with respect to the Guarantor until: (i) written notice from the Holder to the Guarantor by United States certified mail of its discontinuance as to the Guarantor; or (ii) until all Guaranteed Debt created or existing before receipt of either such notice shall have been fully paid. In the event of the dissolution of the Guarantor, this Guaranty shall continue as to all of the Guaranteed Debt theretofore incurred by GFNA even though the Guaranteed Debt is renewed or the time of maturity of GFNA’s obligations is extended without the consent of the successors or assigns of the Guarantor.

No compromise, settlement, release or discharge of, or indulgence with respect to, or failure, neglect or omission to enforce or exercise any right against any other guarantor shall release or discharge the Guarantor.

The Guarantor’s liability under this Guaranty shall in no way be modified, affected, impaired, reduced, released or discharged by any of the following (any or all of which may be done or omitted by the Holder in its sole discretion, without notice to anyone and irrespective of whether the Guaranteed Debt shall be increased or decreased thereby): (a) any acceptance by the Holder of any new or renewal note or notes of GFNA, or of any security or collateral for, or other guarantors or obligors upon, any of the Guaranteed Debt; (b) any compromise, settlement, surrender, release, discharge, renewal, refinancing, extension, alteration, exchange, sale, pledge or election with respect to the Guaranteed Debt, or any note by GFNA, or with respect to any collateral under Section 1111 or take any action under Section 364, or any other section of the United States Bankruptcy Code, now existing or hereafter amended, or other disposition of, or substitution for, or indulgence with respect to, or failure, neglect or omission to realize upon, or to enforce or exercise any liens or rights of appropriation or other rights with respect to, the Guaranteed Debt or any security or collateral therefor or any claims against any person or persons primarily or secondarily liable thereon; (c) any failure, neglect or omission to perfect, protect, secure or insure any of the foregoing security interests, liens, or encumbrances of the properties or interests in properties subject thereto; (d) the granting of credit from time to time by the Holder to GFNA in excess of the amount, if any, to which the right of recovery under this Guaranty is limited (which is hereby expressly authorized); (e) any change in GFNA’s name or the merger of GFNA into another corporation; (f) any act of commission or omission of any kind or at any time upon the part of the Holder with respect to any matter whatsoever, other than the execution and delivery by the Holder to the Guarantor of an express written release or cancellation of this Guaranty; or (g) the payment in full of the Guaranteed Debt. The Guarantor hereby consents to all acts of commission or omission of the Holder set forth above and agrees that the standards of good faith, diligence, reasonableness and care shall be measured, determined and governed solely by the terms and provisions hereof.

In order to hold the Guarantor liable hereunder, there shall be no obligation on the part of the Holder, at any time, to resort for payment from GFNA or to anyone else, or to any collateral, security, property, liens or other rights and remedies whatsoever, all of which are hereby expressly waived by the Guarantor.

The Guarantor hereby expressly waives diligence in collection or protection, presentment, demand or protest or in giving notice to anyone of the protest, dishonor, default, or nonpayment or of the creation or existence of any of the Guaranteed Debt or of any security or collateral therefor or of the acceptance of this Guaranty or of extension of credit or indulgences hereunder or of any other matters or things whatsoever relating hereto.

The Guarantor waives any and all defenses, claims and discharges of GFNA, or any other obligor, pertaining to the Guaranteed Debt, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Holder any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to GFNA or any other person liable in respect of any of the Guaranteed Debt, or any setoff available against the Holder to GFNA or any such other person, whether or not on account of a related transaction. The Guarantor expressly agrees that the Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Guaranteed Debt, whether or not the liability of GFNA or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

The Holder may, without demand or notice of any kind to anyone, apply or set off any balances, credits, deposits, accounts, moneys or other indebtedness at any time credited by or due from the Holder to the Guarantor against the amounts due hereunder and in such order of application as the Holder may from time to time elect. Any notification of intended disposition of any property required by law shall be deemed reasonably and properly given if given in the manner provided by the applicable statute.

THE GUARANTOR WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH THE GUARANTOR MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY THE HOLDER IN ENFORCING THIS GUARANTY. ANY AND ALL DEBTS AND LIABILITIES NOW OR HEREAFTER ARISING AND OWING TO THE GUARANTOR BY GFNA, OR TO ANY OTHER PARTY LIABLE TO THE HOLDER FOR THE GUARANTEED DEBT, ARE HEREBY SUBORDINATED TO THE HOLDER’S CLAIMS AND ARE HEREBY ASSIGNED TO THE HOLDER. THE GUARANTOR HEREBY AGREES THAT THE GUARANTOR MAY BE JOINED AS A PARTY DEFENDANT IN ANY LEGAL PROCEEDING (INCLUDING, BUT NOT LIMITED TO, A FORECLOSURE PROCEEDING) INSTITUTED BY THE HOLDER AGAINST GFNA. THE GUARANTOR AND THE HOLDER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY SUCH LEGAL PROCEEDING IN WHICH THE GUARANTOR AND THE HOLDER ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE HOLDER GRANTING ANY FINANCIAL ACCOMMODATION TO GFNA AND ACCEPTING THIS GUARANTY.

Should a claim (a "Repayment Claim") be made upon the Holder at any time for repayment of any amount received by the Holder in payment of the Guaranteed Debt, or any part thereof, whether received from GFNA, the Guarantor pursuant hereto, or received by the Holder as the proceeds of collateral, by reason of: (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Holder or any of its property; or (ii) any settlement or compromise of any such Repayment Claim effected by the Holder, in their sole discretion, with the claimant (including GFNA), the Guarantor shall remain liable to the Holder for the amount so repaid to the same extent as if such amount had never originally been received by the Holder, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any of the Guaranteed Debt.

The Holder may, without notice to anyone, sell or assign the Guaranteed Debt, or any part thereof, or grant participations therein, and in any such event each and every immediate or remote assignee or holder of, or participant in, all or any of the Guaranteed Debt shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, holder, or participant, as fully as if herein by name specifically given such right herein, but the Holder shall have an unimpaired right, prior and superior to that of any such assignee, holder or participant, to enforce this Guaranty for the benefit of the Holder, as to any part of the Guaranteed Debt retained by the Holder.

Unless and until all of the Guaranteed Debt has been paid in full, no release or discharge of any other person, whether primarily or secondarily liable for and obligated with respect to the Guaranteed Debt, or the institution of bankruptcy, receivership, insolvency, reorganization, dissolution or liquidation proceedings by or against the Guarantor or any other person primarily or secondarily liable for and obligated with respect to the Guaranteed Debt, or the entry of any restraining or other order in any such proceedings, shall release or discharge the Guarantor, or any other guarantor of the indebtedness, or any other person, firm or corporation liable to the Holder for the Guaranteed Debt.

All references herein to GFNA and to the Guarantor, respectively, shall be deemed to include any successors or assigns, whether immediate or remote, to such corporation.

If this Guaranty contains any blanks when executed by the Guarantor, the Holder is hereby authorized, without notice to the Guarantor, to complete any such blanks according to the terms upon which this Guaranty is executed by the Guarantor and is accepted by the Holder.

This Guaranty has been delivered to the Holder at its offices in Houston, Texas and the rights, remedies and liabilities of the parties shall be construed and determined in accordance with the laws of the State of New York.

TO INDUCE THE HOLDER TO GRANT FINANCIAL ACCOMMODATIONS TO GFNA, THE GUARANTOR IRREVOCABLY AGREES THAT ALL ACTIONS ARISING DIRECTLY OR INDIRECTLY AS A RESULT OR IN CONSEQUENCE OF THIS GUARANTY SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING SITUS IN THE CITY OF NEW YORK, NEW YORK. THE GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN NEW YORK, NEW YORK, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS, AND CONSENTS TO THE SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE GUARANTOR AT THE ADDRESS INDICATED IN THE HOLDER’S RECORDS IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE. FURTHERMORE, THE GUARANTOR WAIVES ALL NOTICES AND DEMANDS IN CONNECTION WITH THE ENFORCEMENT OF THE HOLDER’ RIGHTS HEREUNDER, AND HEREBY CONSENTS TO, AND WAIVES NOTICE OF THE RELEASE, WITH OR WITHOUT CONSIDERATION, OF GFNA OR ANY OTHER PERSON RESPONSIBLE FOR PAYMENT OF THE GUARANTEED DEBT, OR OF ANY COLLATERAL THEREFOR.

Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

It is agreed that the Guarantor’s liability is independent of any other guaranties at any time in effect with respect to all or any part of the Guaranteed Debt, and that the Guarantor’s liability hereunder may be enforced regardless of the existence of any such other guaranties.

No delay on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or further exercise thereof, or the exercise of any other right or remedy. No modification, termination, discharge or waiver of any of the provisions hereof shall be binding upon the Holder, except as expressly set forth in a writing duly signed and delivered on behalf of the Holder.

The execution, delivery and performance of this Guaranty by the Guarantor are within the corporate powers of the Guarantor, have been duly authorized by all necessary corporate action on the part of the Guarantor and do not and will not (i) require any consent or approval of the board of directors or stockholders of the Guarantor which has not been obtained, (ii) violate any provision of the articles of incorporation or bylaws of the Guarantor or of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Guarantor; (iii) require the consent or approval of, or filing or registration with, any governmental body, agency or authority, (iv) result in a breach of or constitute a default under, or (v) result in the imposition of any lien, charge or encumbrance upon any property of the Guarantor pursuant to, any indenture or other agreement or instrument under which the Guarantor is a party or by which it or any of its properties may be bound or affected other than liens, charges and encumbrances arising under the Loan Documents. The officer or officers executing and delivering this Guarantor for and on behalf of the Guarantor, is/are duly authorized to so act. The Holder, in extending financial accommodations to GFNA, are expressly acting and relying upon the aforesaid representations and warranties.

This Guaranty: (i) is valid, binding and enforceable in accordance with its provisions, and no conditions exist to the legal effectiveness of this Guaranty as to the Guarantor; (ii) contains the entire agreement between the Guarantor and the Holder; (iii) is the final expression of their intentions; and (iv) supersedes all negotiations, representations, warranties, commitments, offers, contracts (of any kind or nature, whether oral or written) prior to or contemporaneous with the execution hereof. No prior or contemporaneous representations, warranties, understandings, offers or agreements of any kind or nature, whether oral or written, have been made by the Holder or relied upon by the Guarantor in connection with the execution hereof.

The term "Guarantor" as used herein shall mean all parties signing this Guaranty, and the provisions hereof shall be binding upon the Guarantor, and each one of them, and all such parties, their respective successors and assigns shall be jointly and severally obligated hereunder. This Guaranty shall inure to the benefit of the Holder and their successors and assigns.

IN WITNESS WHEREOF, the Guarantor has executed and delivered this Continuing Unconditional Guaranty as of the date set forth above.

PAC-VAN, INC.,
an Indiana corporation

By:	/s/ Theodore M. Mourouzis
Name:	Theodore M. Mourouzis
Title:	President